UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 19, 2020

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hyster-Yale Materials Handling, Inc. (the "Company") held its Annual Meeting of Stockholders on May 19, 2020.

The stockholders elected the following twelve nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE AGAINST	VOTE WITHHELD	BROKER NON-VOTES
James B. Bemowski	47,498,604	55,826	6,632	681,074
J.C. Butler, Jr.	46,010,408	1,544,391	6,263	681,074
Carolyn Corvi	47,366,401	189,108	5,553	681,074
Edward T. Eliopoulos	47,501,622	53,935	5,505	681,074
John P. Jumper	46,381,865	1,174,452	4,745	681,074
Dennis W. LaBarre	46,024,314	1,530,290	6,458	681,074
H. Vincent Poor	46,404,900	1,109,454	46,708	681,074
Alfred M. Rankin, Jr.	47,071,678	483,915	5,469	681,074
Claiborne R. Rankin	47,202,274	349,652	9,136	681,074
Britton T. Taplin	47,163,212	387,981	9,869	681,074
David B.H. Williams	47,215,430	338,863	6,769	681,074
Eugene Wong	47,467,196	86,849	7,017	681,074

The stockholders approved, on an advisory basis, the Company's named executive officer compensation:

For	47,155,094
Against	382,930
Abstain	23,038
Broker non-votes	681,074

The stockholders approved the Hyster-Yale Materials Handling, Inc. 2020 Long-Term Equity Incentive Plan:

For	47,194,757
Against	343,002
Abstain	23,303
Broker non-votes	681,074

The stockholders confirmed the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the current fiscal year:

For	48,193,945
Against	45,876
Abstain	2,315

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2020		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary